Exhibit 10.1

AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS AMENDMENT TO PURCHASE AND SALE AGREEMENT (the "Amendment") is made as of the 31st day of January, 2008, by and between APACHE CORPORATION, a Delaware corporation (hereinafter referred to as "Seller") and VANGUARD PERMIAN, LLC, a Delaware limited liability company (hereinafter referred to as "Purchaser").

WHEREAS Seller and Purchaser entered into a certain Purchase and Sale Agreement dated as of the 21st day of December, 2007 (the "PSA"), and

WHEREAS Seller and Purchaser wish to amend said PSA as set out herein;

NOW THEREFORE, in consideration of the premises hereto and the covenants and agreements hereinafter set forth and contained, the parties hereto covenant and agree as follows:

1. The PSA is hereby amended effective as of the time the PSA was executed and delivered by deleting Schedules "A", "B", "C" and "D" attached thereto and substituting in their place, each of the new Schedules. Schedules "A", "B", "C" and "D" attached hereto.

2. Seller and Purchaser hereby ratify and confirm the PSA which shall continue in full force and effect in accordance with its terms, unamended, except as specifically set out herein.

3. All capitalized terms which are not defined herein shall have the meaning ascribed in the PSA.

This Amendment shall, in all respects, be subject to, interpreted, construed and enforced in accordance with and under the laws of the State of Texas and shall, in all respects, be treated as a contract made in the State of Texas

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

SELLER: APACHE CORPORATION By: /s/ John J. Christmann John J. Christmann, IV Vice President

PURCHASER

VANGUARD PERMIAN, LLC

By: Vanguard Natural Gas, LLC

Its Sole Member

By: Vanguard Natural Resources, LLC

Its Sole Member

By: /s/ Scott W. Smith

Scott W. Smith

President and Chief Executive Officer

SCHEDULE "A"

To Amendment to Purchase and Sale Agreement
Dated January 31, 2008
Between APACHE CORPORATION, as Seller
and VANGUARD PERMIAN, LLC, as Purchaser

LEASES

Lea County, NM
Lease No.	Prospect	Field	Lessor	Lessee	Date of Lease	Book	Page	Description
125151	Hobbs Various (NM5307)	Lovington	State of New Mexico B-7896	Skelly Oil Company	12/10/38			T16S, R37E, NMPM Sec. 31: NE1/4, SE1/4NW1/4, Lot 3 (49.56), Lot 4 (49.99) & SE1/4
8000332	Hobbs Various (NM5307)	Hobbs	State of New Mexico A-1469	Amerada Petroleum Corporation	12/18/28			T18S, R38E, NMPM Sec. 29: W1/2NE1/4 & E1/2NW1/4 Sec. 32: N1/2NE1/4
8000484	Lovington Penn NE (NM5315)	Lovington	State of New Mexico B-1429	Amerada Petroleum Corporation	12/5/32			T17S, R36E, NMPM Sec. 12: E1/2SE1/4, S1/2NW1/4, SE1/4NE1/4
8000486A	Lovington Penn NE (NM5315)	Lovington	State of New Mexico B-3009	Socony Mobil Oil Company	6/11/34			T17S, R36E, NMPM Sec. 2: SE1/4SE1/4
8000485	Lovington Penn NE (NM5315)	Lovington	State of New Mexico B-2359	Amerada Petroleum Corporation	1/23/34			T17S, R36E, NMPM Sec. 1: NE1/4 & SW1/4
120293A	Misc New Mexico (NM5318)	Lovington	R.H. Woods, et ux	J.D. Hunter	6/1/48	72	192	T17S, R36E, NMPM Sec. 20: SW1/4 & S1/2SE1/4
120293AA	Misc New Mexico (NM5318)	Lovington	H.T. Montieth, et ux	George A. Moberly	6/1/48	72	204	T17S, R36E, NMPM Sec. 20: SW1/4 & S1/2SE1/4
120293B	Misc New Mexico (NM5318)	Lovington	J.D. Garrett, et ux	J.D. Hunter	2/23/51	91	513	T17S, R36E, NMPM Sec. 20: SW1/4 & S1/2SE1/4
120293D	Misc New Mexico (NM5318)	Lovington	Van Grisso Oil Company, et al	Fred J. Hill	2/4/49	77	351	T17S, R36E, NMPM Sec. 20: SW1/4 & S1/2SE1/4
120293E	Misc New Mexico (NM5318)	Lovington	J.R. McGinley, et ux	Tide Water Associated Oil Co.	5/10/49	78	493	T17S, R36E, NMPM Sec. 20: SW1/4
120293K	Misc New Mexico (NM5318)	Lovington	R.W. Viersen, et ux	Tide Water Associated Oil Co.	1/15/52	98	17	T17S, R36E, NMPM Sec. 20: SW1/4 & S1/2SE1/4

SCHEDULE A

SCHEDULE "A"

To Amendment to Purchase and Sale Agreement
Dated January 31, 2008
Between APACHE CORPORATION, as Seller
and VANGUARD PERMIAN, LLC, as Purchaser

LEASES

Lea County, NM
Lease No.	Prospect	Field	Lessor	Lessee	Date of Lease	Book	Page	Description

120293L	Misc New Mexico (NM5318)	Lovington	Kirke C. Veeder, et ux	Tide Water Associated Oil Co.	1/15/52	98	224	T17S, R36E, NMPM Sec. 20: SW1/4 & S1/2SE1/4
120293M	Misc New Mexico (NM5318)	Lovington	Dilworth S. Hager, et ux	Tide Water Associated Oil Co.	1/17/52	98	15	T17S, R36E, NMPM Sec. 20: SW1/4 & S1/2SE1/4
120293N	Misc New Mexico (NM5318)	Lovington	JEB Oil Company	Tide Water Associated Oil Co.	3/5/52	100	463	T17S, R36E, NMPM Sec. 20: SW1/4 & S1/2SE1/4
120293O	Misc New Mexico (NM5318)	Lovington	T. Miller Davidge	Texaco, Inc.	1/9/86	397	71	T17S, R36E, NMPM Sec. 20: S1/2SE1/4
120293P	Misc New Mexico (NM5318)	Lovington	J.S. Noland, et ux	J.D. Hunter	2/23/51	91	519	T17S, R36E, NMPM Sec. 20: SW1/4 & S1/2SE1/4
120293Q	Misc New Mexico (NM5318)	Lovington	A.P. Loskamp, et ux	J.D. Hunter	6/1/48	72	196	T17S, R36E, NMPM Sec. 20: SW1/4 & S1/2SE1/4
120293R	Misc New Mexico (NM5318)	Lovington	J.H. Beegle, et ux	J.D. Hunter	8/16/48	73	268	T17S, R36E, NMPM Sec. 20: SW1/4 & S1/2SE1/4
120293S	Misc New Mexico (NM5318)	Lovington	G.A. Schwab, et ux	J.D. Hunter	6/1/48	72	198	T17S, R36E, NMPM Sec. 20: SW1/4 & S1/2SE1/4
120293T	Misc New Mexico (NM5318)	Lovington	F.J. Danglade	J.D. Hunter	6/1/48	72	194	T17S, R36E, NMPM Sec. 20: SW1/4
120293U	Misc New Mexico (NM5318)	Lovington	J.D. Lumpkin, et al	J.D. Hunter	6/10/48	72	206	T17S, R36E, NMPM Sec. 20: SW1/4 & S1/2SE1/4
120293V	Misc New Mexico (NM5318)	Lovington	R.G. Anderson, et ux	J.D. Hunter	7/15/48	72	190	T17S, R36E, NMPM Sec. 20: SW1/4 & S1/2SE1/4
120293W	Misc New Mexico (NM5318)	Lovington	C.O. Drew, et ux	J.D. Hunter	8/16/48	73	258	T17S, R36E, NMPM Sec. 20: SW1/4 & S1/2SE1/4
120293Y	Misc New Mexico (NM5318)	Lovington	The Homestake Royalty Corporation	J.D. Hunter	8/16/48	73	270	T17S, R36E, NMPM Sec. 20: SW1/4 & S1/2SE1/4

SCHEDULE A

SCHEDULE "A"

To Amendment to Purchase and Sale Agreement
Dated January 31, 2008
Between APACHE CORPORATION, as Seller
and VANGUARD PERMIAN, LLC, as Purchaser

LEASES

Lea County, NM
Lease No.	Prospect	Field	Lessor	Lessee	Date of Lease	Book	Page	Description
	Misc New Mexico (NM5318)	Lovington	PG & E Resources Company	P & P Producing, Inc.	8/1/94	519	433	T16S, R38E, NMPM Sec. 31: S1/2SW1/4
8000325	Garrett (NM5521)	Garrett W	State of New Mexico L-1053	George Moberly	7/16/68			T16S, R38E, NMPM Sec. 31: S1/2NE1/4 & SE1/4
97834A	Lovington Strawn (NM5530)	Lovington	H.R. Stasney & Sons LTD	Apache Corporation	8/7/01	1109	454	T16S, R37E, NMPM Sec. 9: SW1/4
97834B	Lovington Strawn (NM5530)	Lovington	Mack H. Wooldridge, et ux	Apache Corporation	8/1/01	1109	457	T16S, R37E, NMPM Sec. 9: SW/14
8000983A	Lovington Strawn (NM5530)	Lovington	Connie Dell Wren	Collins & Ware, Inc.	8/21/98	908	556	T16S, R37E, NMPM Sec. 2: Lots 11, 12, 13 & 14 and S1/2
8000983B	Lovington Strawn (NM5530)	Lovington	Brookie Lee Green	Collins & Ware, Inc.	8/21/98	908	566	T16S, R37E, NMPM Sec. 2: Lots 11, 12, 13 & 14 and S1/2
8000983C	Lovington Strawn (NM5530)	Lovington	John Richard Anderson	Collins & Ware, Inc.	8/21/98	908	563	T16S, R37E, NMPM Sec. 2: Lots 11, 12, 13 & 14 and S1/2
8000983D	Lovington Strawn (NM5530)	Lovington	Kimberley Schaffer Harris	Collins & Ware, Inc.	8/21/98	906	534	T16S, R37E, NMPM Sec. 2: Lots 11, 12, 13 & 14 and S1/2
8000983E	Lovington Strawn (NM5530)	Lovington	Milton Wayne Anderson	Collins & Ware, Inc.	8/21/98	906	531	T16S, R37E, NMPM Sec. 2: Lots 11, 12, 13 & 14 and S1/2
8000983F	Lovington Strawn (NM5530)	Lovington	Tamara Schaffer Maxie	Collins & Ware, Inc.	8/21/98	906	528	T16S, R37E, NMPM Sec. 2: Lots 11, 12, 13 & 14 and S1/2
8000983G	Lovington Strawn (NM5530)	Lovington	Ruby Naoma Anderson, et al	Collins & Ware, Inc.	8/28/98	913	179	T16S, R37E, NMPM Sec. 2: Lots 11, 12, 13 & 14 and S1/2
8000983H	Lovington Strawn (NM5530)	Lovington	Malcolm S. Anderson	Collins & Ware, Inc.	8/21/98	904	313	T16S, R37E, NMPM Sec. 2: Lots 11, 12, 13 & 14 And S1/2

SCHEDULE A

SCHEDULE "A"

To Amendment to Purchase and Sale Agreement
Dated January 31, 2008
Between APACHE CORPORATION, as Seller
and VANGUARD PERMIAN, LLC, as Purchaser

LEASES

Lea County, NM
Lease No.	Prospect	Field	Lessor	Lessee	Date of Lease	Book	Page	Description
8000785	Lovington Strawn (NM5530)	Lovington	State of New Mexico V-339	Amerada Hess Corporation	6/1/81	346	954	T16S, R37E, NMPM Sec. 9: N1/2

Crockett County, TX
Lease No.	Prospect	Lessor	Lessee	Date of Lease	Book	Page
3021296A	TX4103	Southland Royalty Company	Stanolind Oil and Gas Corporation	10/15/36	64	349

Gaines County, TX
Lease No.	Prospect	Lessor	Lessee	Date of Lease	Book	Page
8000708A	TX4062	The Home-Stake Royalty Corporation	Carl O'Hornett	4/27/42	31	501
8000708B	TX4062	Atlantic Oil Corporation	Carl O'Hornett	4/27/42	31	503
8000708C	TX4062	The Home-Stake Oil & Gas Company	Carl O'Hornett	4/27/42	31	498

SCHEDULE A

SCHEDULE "A"

To Amendment to Purchase and Sale Agreement
Dated January 31, 2008
Between APACHE CORPORATION, as Seller
and VANGUARD PERMIAN, LLC, as Purchaser

LEASES

Gaines County, TX
Lease No.	Prospect	Lessor	Lessee	Date of Lease	Book	Page
8000708D	TX4062	Pilot Royalty Company	Carl O'Hornett	4/27/42	31	496
8000708E	TX4062	C.P. Quinlan, et ux	Carl O'Hornett	4/27/42	31	493
8000708F	TX4062	Walter D. Smith, et ux	Carl O'Hornett	4/27/42	31	490
8000708G	TX4062	James A. Lupfer, et ux	Carl O'Hornett	4/27/42	31	511
8000708H	TX4062	Chester Imes, et ux	Carl O'Hornett	4/27/42	31	508
8000708I	TX4062	Industrial Investment Corporation	Carl O'Hornett	5/16/42	33	114
8000708J	TX4062	Robert S. May, et ux	Carl O'Hornett	5/1/42	32	537
8000708K	TX4062	O.W. Harrison, et ux	Carl O'Hornett	4/27/42	31	506
3798896	TX4062	M.S. Doss, et ux	Pan American Petroleum Company	7/27/59	125	288
3798921A	TX4062	John B. Robertson, et al	E.W. Anguish	1/26/42	30	335

SCHEDULE A

SCHEDULE "A"

To Amendment to Purchase and Sale Agreement
Dated January 31, 2008
Between APACHE CORPORATION, as Seller
and VANGUARD PERMIAN, LLC, as Purchaser

LEASES

Irion County, TX
Lease No.	Prospect	Lessor	Lessee	Date of Lease	Book	Page
57357	TX5516	Texas Scottish Rite Hospital for Crippled Children	Apache Corporation	2/1/03	149	426
132199	TX5516	Texas Scottish Rite Hospital for Crippled Children	Collins & Ware, Inc.	8/1/95	112	196
8000993	TX5516	Texas Scottish Rite Hospital for Crippled Children	Collins & Ware, Inc.	8/1/95	112	196

Reagan County, TX
Lease No.	Prospect	Lessor	Lessee	Date of Lease	Book	Page
132199	TX5516	Texas Scottish Rite Hospital for Crippled Children	Collins & Ware, Inc.	8/1/95	304	141
57551	TX5516	Texas Scottish Rite Hospital for Crippled Children	Apache Corporation	5/1/05	66	832
8000993	TX5516	Texas Scottish Rite Hospital for Crippled Children	Collin & Ware, Inc.	8/1/95	304	141
97835	TX5516	Texas Scottish Rite Hospital for Crippled Children	Apache Corporation	3/1/02	41	479

SCHEDULE A

SCHEDULE "A"

To Amendment to Purchase and Sale Agreement
Dated January 31, 2008
Between APACHE CORPORATION, as Seller
and VANGUARD PERMIAN, LLC, as Purchaser

LEASES

Schleicher County, TX
Lease No.	Prospect	Lessor	Lessee	Date of Lease	Book	Page
3075775	TX4021	Louise V. Anson, et al	Kenneth W. Brown	8/14/46	249	549
3199537	TX4021	Panhandle & Santa Fe Railway Co.	Pan American Petroleum Corporation	7/26/60	419	490

Tom Green County, TX
Lease No.	Prospect	Lessor	Lessee	Date of Lease	Book	Page
3059138A	TX4021	Emmett Jacobs, et al	W.M. Holland, et al	6/15/34	179	32
3059927	TX4021	Ruth H. Gordon, et al	Kenneth W. Brown	7/26/44	231	29
3075775	TX4021	Louise V. Anson, et al	Kenneth W. Brown	8/14/46	249	549
3109383A	TX4021	Panhandle & Santa Fe Railroad Co.	Amoco Production Company	5/28/54	349	151
3199537	TX4021	Panhandle & Santa Fe Railroad Co.	Pan American Petroleum Corporation	7/26/60	93	397
3248482	TX4021	Christoval Oil Company	Pan American Oil Company	10/1/64	469	124

SCHEDULE A

SCHEDULE "A"

To Amendment to Purchase and Sale Agreement
Dated January 31, 2008
Between APACHE CORPORATION, as Seller
and VANGUARD PERMIAN, LLC, as Purchaser

LEASES

Upton County, TX
Lease No.	Prospect	Lessor	Lessee	Date of Lease	Book	Page
120773	TX5337	Jno F. Lane, et ux	The Texas Company	12/30/24	18	259

Yoakum County, TX
Lease No.	Prospect	Lessor	Lessee	Date of Lease	Book	Page	Description
8000087A	TX4056	Argo Oil Corporation	Ross Williams	6/20/46	85	316	Insofar and only insofar and the lease covers: Block D, John H. Gibson Survey Sec. 512: NE1/4, E1/2SW1/4 & W1/2SE1/4
8000087B	TX4056	Nannie Ramsey	R.E. Williams	6/3/46	89	131	Insofar and only insofar and the lease covers: Block D, John H. Gibson Survey Sec. 512: NE1/4, E1/2SW1/4 & W1/2SE1/4
3165343	TX4058	Marcella M. West, et vir	Mid-Kansas Oil & Gas	3/30/28	20	249	Insofar and only insofar as the lease covers: Block D, John H. Gibson Survey Sec. 606: E1/2 and SW1/4

SCHEDULE A

SCHEDULE "B"

To Amendment To Purchase and Sale Agreement
Dated January 31, 2008
Between APACHE CORPORATION, as Seller
and VANGUARD PERMIAN, LLC, as Purchaser

MINERAL RIGHTS

Lea County, NM
Lease No.	Prospect	Grantor	Grantee	Date	Page	Book	Description
9000657	NM5530	Roy H. Glockhoff, Executor	Apache Corporation	9/6/01	1109	450	T16S, R37E, NMPM Sec. 9: SW1/4

Crockett County, TX
Lease No.	Prospect	Grantor	Grantee	Date	Page	Book	Description
9000067A	TX5418	Amoco Production Company	MW Petroleum Corporation	Eff 10/15/90	466	839	Blk WX, GC & SF RR Survey Sec. 28: All Sec. 29: E1/2 Sec. 30: All Sec. 35: E1/2E1/2N1/2

SCHEDULE "B"

To Amendment To Purchase and Sale Agreement
Dated January 31, 2008
Between APACHE CORPORATION, as Seller
and VANGUARD PERMIAN, LLC, as Purchaser

MINERAL RIGHTS

Gaines County, TX
Lease No.	Prospect	Grantor	Grantee	Date	Page	Book	Description
9000384	TX4062	Amoco Production Company	MW Petroleum Corporation	Eff 10/15/90	559	126	Block A-21, Public School Lands Sec. 16: W1/2NW1/4 and SW1/4 Block A-24, Public School Lands Sec. 20: S1/4 Sec. 22: N1/2NE1/4

As corrected, as to the lands described herein, by that certain Act of Correction dated March 31, 1992, between Amoco Production Company and MW Petroleum Corporation and recorded in Book 568, page 680 of the records of Gaines County, Texas

SCHEDULE B

SCHEDULE "C"

To Amendment to Purchase and Sale Agreement
Dated January 31, 2008
Between APACHE CORPORATION, as Seller
and VANGUARD PERMIAN, LLC, as Purchaser

REAL PROPERTY

Lea County, New Mexico
Lease No.	Grantor	Grantee	Date	Book	Page	Description
8000786	James H. Thomas, et ux	Amerada Hess Corporation	12/26/70	322	569	Lots 7 and 8 Block 95 Llano Addition to the Town, now City of Lovington, New Mexico, Lea County, New Mexico

Salt Water Disposal Systems
All contractual interest in and to the pipelines and/or facilities derived from the Articles or Agreement dated December 1, 1970 by and between Rice Engineering and Operating, Inc., as Operator, and Amerada Division, Amerada Hess Corporation, et al, as Parties thereto, for the construction and operation of the ABO Salt Water Disposal System operated by Rice Operating Company.
All contractual interest in and to the pipelines and/or facilities derived from the Articles or Agreement dated May 26, 1958 by and between Rice Engineering and Operating, Inc., as Operator, and Amerada Petroleum Corporation, et al, as Parties thereto, for the construction and operation of the Hobbs Salt Water Disposal System operated by Rice Operating Company.

SCHEDULE C

SCHEDULE "D"

To Amendment to Purchase and Sale Agreement
Dated January 31, 2008
Between APACHE CORPORATION, as Seller
and VANGUARD PERMIAN, LLC, as Purchaser

EASEMENTS

Irion County, TX
Lease No.	Prospect	Lessor	Lessee	Date	Book	Page	Description
4003926	TX5516	Texas Scottish Rite Hospital for Crippled Children	Apache Corporation	9/19/03			A wellbore known as the Pipeline "57" lease, well #2 located within Section 56, and located one hundred (100) feet from the east line and two thousand eight hundred eight (2,808) feet from the south line of Section 56, Block 1, T&P RR Co. Survey, Irion Co., TX

Reagan County, TX
Lease No.	Prospect	Lessor	Lessee	Date	Book	Page	Description
4003812	TX5516	Texas Scottish Rite Hospital for Crippled Children	Apache Corporation	9/19/03			A wellbore known as the Rainbow "19" lease, well #1 located within Section 19, and located four hundred sixty-seven (467) feet from the north line and one thousand five hundred (1,500) feet from the west line of Section 19, Block 1, T&P RR Co. Survey, Reagan Co., TX

SCHEDULE D

SCHEDULE "D"

To Amendment to Purchase and Sale Agreement
Dated January 31, 2008
Between APACHE CORPORATION, as Seller
and VANGUARD PERMIAN, LLC, as Purchaser

EASEMENTS

Reagan County, TX
Lease No.	Prospect	Lessor	Lessee	Date	Book	Page	Description

4003975	TX5516	Texas Scottish Rite Hospital for Crippled Children	Apache Corporation	4/5/05	A wellbore known as the Fandango #3 well located nine hundred thirty-six feet (936’) from the north line and one thousand five hundred sixty-seven feet (1,567’) from the east line of Section 33, Block 1, T&P RR Co. Survey, Reagan Co., TX
4004291	TX5516	Texas Scottish Rite Hospital for Crippled Children	Apache Corporation	7/14/05	A wellbore known as the Tejas #2 well located one hundred feet (100’) from the east line and one thousand six hundred twenty five feet (1,625’) from the south line of Section 42, Block 1, T&P RR Co. Survey, Reagan Co., TX

SCHEDULE D

SCHEDULE "D"

To Amendment to Purchase and Sale Agreement
Dated January 31, 2008
Between APACHE CORPORATION, as Seller
and VANGUARD PERMIAN, LLC, as Purchaser

EASEMENTS

Tom Green County, TX
Lease No.	Prospect	Lessor	Lessee	Date	Book	Page	Description
4000601	TX4021	Shirley G. Reed	MW Petroleum Corporation	4/1/95	C & M PR Co. Survey
Sec. 1131: A 2 acre tract of land in the form of a square around the SWD Well (Hoblit-Jacobs Ranch Co. A #8 well which is located in the SW1/4SE1/4, being more specifically in said instrument.

Yoakum County, Texas
Lease No.	Prospect	Lessor	Lessee	Date	Book	Page	Description
4000011	TX4058	Charles H. Barber, et ux, et al	Pan American Petroleum Corporation	11/26/57	176	339	Block D, John H. Gibson Survey Sec. 639: a 2 acre tract in the NW1/4 being more specifically described in said surface lease

SCHEDULE D